Exhibit 10.43

WAFER SUPPLY AND SERVICES AGREEMENT

AMENDMENT ONE

among:

JAZZ SEMICONDUCTOR

a Delaware limited liability company

and

SKYWORKS SOLUTIONS, INC.

a Delaware corporation

Dated as of May 2, 2003

Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

AMENDMENT ONE TO THE WAFER SUPPLY AND SERVICES AGREEMENT

THIS AMENDMENT ONE TO THE SKYWORKS WAFER SUPPLY AND SERVICES AGREEMENT (the “Amendment One”) is entered into as of May 2, 2003 (the “Amendment One Effective Date”) by and between JAZZ SEMICONDUCTOR, a Delaware limited liability company (“Jazz” or “Company”), and SKYWORKS SOLUTIONS, INC., a Delaware corporation (“Skyworks”).

RECITALS

A.                                    Conexant Systems, Inc. (“Conexant”), Company, and Carlyle Capital Investors, L.L.C. entered into a Contribution Agreement dated February 23, 2002 pursuant to which Conexant contributed to Company the assets used to provide specialty process foundry services and to manufacture semiconductor wafers at a facility in Newport Beach, California (the “Newport Beach Fab”).

B.                                    A WAFER SUPPLY AND SERVICES AGREEMENT was entered into as of March 30, 2002, by and between CONEXANT SYSTEMS, INC., a Delaware corporation (“Conexant”), and SPECIALTYSEMI, INC., a Delaware corporation currently known as Jazz Semiconductor (the “CNXT Supply Agreement”).

C.                                    Skyworks was formed in June, 2002 through the completion of the merger between Alpha Industries, Inc. and Conexant’s wireless communications business and Skyworks, under a separate agreement with Conexant dated June 25, 2002, agreed to assume a portion of the volume commitment set forth in the CNXT Supply Agreement and undertook other related obligations (“SWKS CNXT Supply Agreement”). Jazz acknowledges the Skyworks wafer purchases to date have been counted toward Conexant’s volume commitment as set forth in Section 2.1(f) of the CNXT Supply Agreement. Section 2.1(f) of the CNXT Supply Agreement is attached for reference purposes as Exhibit H.

D.                                    The CNXT Supply Agreement contains Section 2.1 (f)  (iii), stating each Conexant Spin-off (a “Participating Spin-off”) may enter into a separate agreement with Jazz containing all of the terms and conditions of the CNXT Supply Agreement. Skyworks acknowledges that the SWKS CNXT Supply Agreement specifically excludes Section 2.1(f) (Purchase for Certain Entities) and 6.2 (Wafer Credits). Pursuant to Section 2.1(f)(iii) of the CNXT Supply Agreement, Skyworks and Company entered into THE SKYWORKS WAFER SUPPLY AND SERVICES AGREEMENT (the “SWKS Supply Agreement”) as of May 2, 2003.

E.                                      Skyworks and Jazz wish to modify certain terms contained in the SWKS Supply Agreement regarding (1) the Jazz Wafer Capacity Commitment;  (2) the [. . . *** . . .] for the manufacturing of the Skyworks silicon demand;  (3) second sourcing for the manufacturing of Skyworks silicon demand; and (4) Contract Pricing. Skyworks desires a longer term and more definitive additional capacity assurances, and Jazz desires a more definitive commitment regarding the manufacturing requirement for Skyworks’ product demand.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the SWKS Supply Agreement, and in this Amendment One, the Parties agree as follows:

AGREEMENT

1.               Definitions. Capitalized terms not expressly defined elsewhere in this Amendment One have meanings as set forth in this Section 1, or if not listed in this Section 1 then as set forth in the SWKS Supply Agreement. All references to “Section” shall be to the sections of this Amendment One, unless expressly stated otherwise.

1.1.                              “China Fab” means either i) the ASMC fabrication facility that Jazz establishes in China or ii) the SMIC fabrication facility that Jazz establishes in China.

1.2.                              “Customer Qualification Requirement” means a requirement imposed on Skyworks by a Skyworks’ customer. By way of example, the Customer Qualification Requirement may include specific requirements for fabrication, such as the location and ownership of a second source fabrication facility.

1.3.                              “Initial Standard Yield” means, for each semiconductor part in production on the Amendment One Effective Date (excluding those identified in Exhibit K), the standard yield set forth in Exhibit A. For a new semiconductor part having a first production after the Amendment One Effective Date, the Initial Standard Yield shall be established as the numerical average of the Probe Yield from the first [. . . *** . . .] production lots, provided the [. . . *** . . .] production lots have a standard deviation in Probe Yield of [. . . *** . . .] or less.

1.4.                              “Jazz Fabs” mean the (1) Newport Beach Fab facility located in Newport Beach; and (2) the China Fabs.

1.5.                              “Move” means the completion of an individual stage in the process of fabricating a Wafer at any Jazz Fab as described in SWKS Supply Agreement Exhibit B, Schedule 2.2

1.6.                              “Party” means either Skyworks or Jazz, individually, as the context requires, and Parties means Skyworks and Jazz, collectively.

1.7.                              “Process Mix” means the particular combination of process technologies featured within an offered process classification available at the Jazz Fabs.

1.8.                              “Probe Yield” is calculated for each wafer as the number of good dies electrically tested and passed at probe versus the total number of die expected to be capable die on the tested wafer.

1.9.                              “Part” or “Semiconductor Part” means a Skyworks semiconductor device with a unique part number based on the traditional assignments of part numbers by Skyworks to date.

1.10.                     “Reset Standard Yield” means the yield value determined in a yield update as set forth in Section 11.3.

1.11.                        “Standard Yield” means the Initial Standard Yield or, if the yield for a semiconductor part has been reset pursuant to a yield update, then the Standard Yield means the Reset Standard Yield.

1.12.                        “Uncommitted Available Capacity” means, at any given time, the capacity controlled by Jazz that is uncommitted after excluding all capacity necessary to fulfill Jazz’s commitments under this Wafer Supply Agreement, the CNXT Supply Agreement (excluding the Skyworks Purchase Obligation), and Jazz contractual obligations to other third parties under supply agreements or purchase orders previously accepted by Jazz.

1.13.                        “Wafer” means a semiconductor wafer to be processed, prepared, and tested at a Jazz Fab, and includes a variety of individual semiconductor parts including Production Wafers, Pizza Mask Wafers, and Risk Materials.

1.14.                        “WSPD” means Wafer Starts Per Day, and is a number of Wafers that may commence processing in a single day at the Jazz Fabs.

1.15.                        “Standard Delivery Schedule” means the number of calendar days to manufacture a part using the cycle times set forth in Exhibit I, and starting from the Jazz confirmed start dates.

2.              Requirement and Forecast for [. . . *** . . .]

2.1.                              For the first 90 days following the Amendment One Effective Date Skyworks shall use its commercially best efforts to place orders for [. . . *** . . .] in accordance with the forecast by Skyworks as set forth in exhibit L.

2.2.                              Within thirty (30) days after the Amendment One Effective Date and [. . . *** . . .] prior to the start of each [. . . *** . . .] thereafter, Jazz shall provide a [. . . *** . . .] rolling report for the anticipated need for [. . . *** . . .] WSPD to load the Newport Beach Fab (“the Anticipated Load”). After the time period of Section 2.1, Skyworks shall place orders for [. . . *** . . .] Wafers up to the Anticipated Load, but not to exceed Skywork’s requirements for [. . . *** . . .] parts qualified at the Newport Beach Fab. Skyworks shall use diligent commercially best efforts to qualify existing and new [. . . *** . . .] parts at the Newport Beach Fab. If, in any month after [. . . *** . . .], Jazz fails to achieve [. . . *** . . .] days per layer cycle time on at least [. . . *** . . .]% or better of [. . . *** . . .] lots, then Skyworks shall be relieved of its obligation to place orders for any [. . . *** . . .] parts under this Section 2.2. Skyworks shall resume its purchases under this Section when the cycle time has improved to [. . . *** . . .] days per layer cycle time on at least [. . . *** . . .]% of [. . . *** . . .] lots or better.

2.3.                              Forecast

2.3.1.                     Initial Forecast. Exhibit L is the initial forecast for Skyworks’ projected total WSPD, which will be updated according to the procedure set forth in Section 2.3.2.

2.3.2.                     Rolling Forecast. Skyworks shall provide to Jazz a [. . . *** . . .] rolling forecast by [. . . *** . . .]. The rolling forecast will provide an estimate of Skyworks’ projected total WSPD requirements for each [. . . *** . . .], and will allocate the total WSPD requirements according to fab-only Wafers and fab/probe Wafers. By way of convention, the forecast months will be referred to as follows in a [. . . *** . . .] rolling forecast:

[. . . *** . . .]

2.4.                              Volume Commitment. Skyworks hereby makes a volume commitment to the WSPD in each [. . . *** . . .] rolling forecast according to the following schedule (the “Skyworks Wafer Volume Commitment”). Skyworks acknowledges and affirms the Skyworks Wafer Volume Commitment for any [. . . *** . . .] shall not be less than the “take or pay” purchase obligations set forth in Section 2.1 of the SWKS Supply Agreement (the “Skyworks Purchase Obligation”), provided Jazz makes a capacity commitment sufficient to meet the “take or pay” Skyworks Purchase Obligation.

2.4.1.                     [. . . *** . . .] of the forecast WSPD at the forecasted Process Mix, but in no event less than the Skyworks Purchase Obligation.

2.4.2.                     [. . . *** . . .] of the forecast WSPD, but in no event less than the Skyworks Purchase Obligation, but Skyworks reserves the right to adjust the Process Mix within the available capacity of each process in the Jazz Fabs.

2.4.3.                     [. . . *** . . .] of the forecast WSPD, but in no event less than 100% of the Skyworks Purchase Obligation, but Skyworks reserves the right to adjust the Process Mix within the available capacity of each process in the Jazz Fabs.

2.4.4.                     [. . . *** . . .] of the forecast WSPD, but in no event less than 100% of the Skyworks Purchase Obligation, but Skyworks reserves the right to adjust the Process Mix within the available capacity of each process in the Jazz Fabs.

2.4.5.                     [. . . *** . . .] But for the Skyworks Purchase Obligation, Skyworks makes no commitment to any WSPD or particular Process Mix for [. . . *** . . .].

2.5.                              Credit Against CNXT Supply Agreement. Jazz shall continue to expressly credit Conexant for Conexant’s volume commitment as set forth in Section 2.1(f) of the CNXT Supply Agreement for all purchases of Wafers by Skyworks (the “Contract Credit”) under the SWKS Supply Agreement and any amendments thereto including this Amendment One. However, upon a showing by Skyworks that Conexant is not applying the Contract Credit to the SWKS CNXT Supply Agreement, Jazz will, upon Skywork’s request, provide to Conexant evidence of Skyworks qualifying purchases. Jazz agrees to credit Skyworks for payments Jazz receives from Skyworks, and further agrees to credit Skyworks that portion of Conexant’s volume commitment that Conexant claims as originating from Skyworks; and Jazz agrees not to accept a double payment for that portion.

2.6.                              Cycle Time Increase.

2.6.1.                     Exhibit I sets forth target cycle times for parts and may be updated by written mutual consent of the parties. For any increase in a target cycle time that may increase the Standard Delivery Schedule for a part by more than [. . . *** . . .] days, Jazz shall make commercially reasonable efforts to provide a minimum of [. . . *** . . .] advance written notice to Skyworks, and Skyworks will use commercially reasonable efforts to update Exhibit I to reflect the increase in the cycle time and to accommodate the increase into its Wafer forecast. If the Purchase Order process reflects a decrease in cycle time for any part other than for expedited or priority lots, then the Parties agree to cooperate to update Exhibit I to reflect the decreased cycle time. The updated cycle times in Exhibit I will become the new target cycle times.

2.6.2.                     Jazz shall make commercially reasonable efforts to maintain a cycle time for each part that is no more than [. . . *** . . .]% over the target cycle time for that part as set forth in Exhibit I, as updated.

2.6.3.                     If any part has a delay in delivery of more than [. . . *** . . .] days in the Standard Delivery Schedule for that part, then Skyworks may reduce its Wafer Volume Commitment by a number of Wafers equal to the percentage increase in cycle time as compared to the Cycle Times set forth in Exhibit I multiplied by the WSPD of the part having the increase, and Skyworks may move such Wafers to a non-Jazz fab facility; provided, however, that any Wafer reduction may be used to reduce the Wafer Volume Commitment only for (i) the part(s) experiencing the cycle time increase or (ii) parts having a similar mix in technology as the part(s) having the cycle time increase, or if neither (i) or (ii) is reasonably available to Skyworks to move taking into account limitations Skyworks may have due to customer qualification issues, then (iii) any part(s) by mutual agreement taking into account Skyworks customer qualification requirements. Notwithstanding the foregoing, (i)

Skyworks may not reduce its Wafer Volume Commitment if such part delay was caused by changes requested by Skyworks; and ii) Skyworks, for a period of [. . . *** . . ..] days, may not reduce its Wafer Volume Commitment for a part under this section if Skyworks failed to maintain a loading variance equal to or less than [. . . *** . . .]% week to week. Skyworks will resume the wafers that were removed at the start of the next month after which the bottleneck has been cleared and cycle times have returned to the Exhibit I cycle times.

3.               Capacity

3.1.                              Initial Capacity Commitment. Exhibit M sets forth the initial capacity commitment by Jazz, which will be updated according to the procedure set forth in Section 3.2.

3.2.                              Wafer Capacity. Within [. . . *** . . .] of receipt of the Skyworks rolling forecast in accordance with Section 2.3.2, Jazz, for each [. . . *** . . .] in the then current rolling forecast, shall provide in writing a rolling capacity commitment identifying the Jazz Fab at which each product will be manufactured (the “Jazz Wafer Capacity Commitment”). Jazz shall use commercially reasonable efforts to provide a Jazz Wafer Capacity Commitment sufficient to meet the Skyworks rolling forecast for each [. . . *** . . .]. The capacity commitment by Jazz shall not be less than the commitment provided the [. . . *** . . .], unless Skyworks’ forecast decreases for the commitment period, and then the Jazz Wafer Capacity Commitment may only decrease to the decreased amount. Should Skyworks increase a forecast from the previous [. . . *** . . .], and Jazz confirms the higher forecast amount, the Jazz Wafer Capacity Commitment will then be set at the confirmed higher forecast amount. If Jazz is unable to provide Skyworks with a capacity commitment sufficient to meet the Skyworks forecast, then Skyworks may reduce its forecast by the amount of the capacity shortfall and move such Wafers to a non-Jazz fab facility; provided, however, that any Wafer reduction may be used to reduce the forecast only for (i) part(s) for which Jazz failed to meet Skyworks’ forecast or (ii)  part(s) having a similar mix in technology as the part(s) for which Jazz failed to meet Skywork’s forecast, or if neither (i) or (ii) is reasonably available to Skyworks to move taking into account limitations Skyworks may have due to customer qualification issues, then (iii) any part(s) by mutual agreement taking into account Skyworks customer qualification requirements.

3.3.                              The Jazz Wafer Capacity Commitment shall be in addition to any shortfall capacity, if any, that Jazz provides to meet a Wafer shortfall. By way of example, a Wafer shortfall may be due to a failure to meet the yield guarantee of Section 11.1, a failure to meet the Jazz Wafer Capacity Commitment in a prior [. . . *** . . .], a failure to meet quality requirements, or a process interruption and/or failure.

3.4.                              Process Changes. Any process change must be in accordance with the Process Change Notification (PCN) procedures set forth in Exhibit G.

3.5.                              Probe Capacity. Jazz shall offer to Skyworks probe capacity that has been qualified by Skyworks. For purposes of this Amendment, qualified probe capacity shall mean that probe capacity at a particular probe location that has passed Skyworks quality processes, and for which Skyworks has provided Jazz a notification of such qualification. Jazz shall allocate probe capacity at the Jazz Newport Beach Facility in proportion to the Skyworks wafer loading at the Jazz Newport Beach Facility as compared to the total Capacity at the Jazz Newport Beach Facility. If additional probe capacity is needed in excess of that available at the Jazz Newport Beach Facility, when considering wafer loading, then Jazz shall notify Skyworks of the quantity of Wafers that need the additional probe service, and Skyworks may either (1) provide fab only purchase orders above the Skyworks Wafer Volume Commitment and assume all costs, and logistical and engineering responsibilities related to the probe of such wafers; or (2) Jazz shall arrange for, and Skyworks shall bear the actual costs associated, with probe service using a probe service provider pre-approved by Skyworks in writing. Within sixty (60) days of receiving the notice of additional probe service needs, Skyworks may notify Jazz that the quantity of Wafers that need additional probe services will be accepted as fab-only Wafers. Jazz shall further provide Skyworks with sixty (60) days advance notification for new products being transferred to a new probe location and thirty (30) days advance notification for existing products with established test programs qualified at Jazz. No more than one product per month, and not to exceed two per quarter,  will be transferred to a second probe location unless mutually agreed upon in writing or electronic mail. Skyworks shall provide thirty (30) day advance written notice of change in any wafer probe time/test program of more than ten percent (10%). If Skyworks gives less than thirty (30) days notice for an increase in probe time/test program of more than 10%, at Skyworks request, Jazz will use commercially reasonable efforts to reallocate test resources in a way to accommodate Skyworks test needs, provided that (i) Skyworks’ products stay within the Probe Test Capacity allocated to Skyworks and (ii) the Skyworks Wafer Volume Commitment shall not be reduced due to the reallocation and (iii) the invoicing by Jazz and payment by Skyworks for delayed lots due to the reallocation shall be in accordance with the original shipping schedule.

3.6.                              Priority of Commitment. The Jazz Wafer Capacity Commitment shall be made with consideration of the cycle times required by Skyworks, as set forth in Exhibit I. Under no circumstance shall Jazz knowingly commit to deliver to Skyworks an overall capacity, when considering all Jazz customers, in excess of its actual Capacity for any [. . . *** . . .].

3.7.                              Provided Skyworks has cooperated with the [. . . *** . . .] Qualification requirements as described in Exhibit E, Skyworks may Submit purchase orders to Jazz and Jazz shall accept such Purchase Orders, at the price and upon the terms and conditions contain herein, up to the Uncommitted Available Capacity at the time of receipt of such Purchase Order.

4.               [. . . *** . . .]

4.1.                              Currently Manufactured Parts. Only for the [. . . *** . . .] following the Amendment One Effective date, Jazz’s [. . . *** . . .] for the manufacturing of the parts identified in Exhibit J -1, shall not be subject to the conditions and or limitations of section 4.2.

4.2.                              Volume. Subject to the limitations of this paragraph, Skyworks will [. . . *** . . .] on a part-by-part basis. [. . . *** . . .] will not apply to (i) the semiconductor parts identified on Exhibit J –2, (ii) any .18um or smaller CMOS - technology (iii) provided Skyworks is fully cooperating, as set forth in Exhibit E, with the qualification of [. . . *** . . .], that portion of Wafers moved by Skyworks to a non-Jazz fab pursuant to Section 3.2, and (iv) any part, or derivative of that part, for which Jazz had a [. . . *** . . .] and [. . . *** . . .] was released. Jazz’s [. . . *** . . .] shall be effective provided Jazz is competitive in price, technology, time of delivery, delivery performance, meeting Customer Qualification Requirement, cycle times, quality, and comparable yield performance for similar volumes of such parts. Absent a Skyworks Customer Qualification Requirement, Jazz’s [. . . *** . . .] for the semiconductor parts identified on Exhibit J-3 shall be effective provided Jazz is competitive in price, technology, time of delivery, delivery performance, cycle times, quality, and comparable yield performance for similar volumes of such parts.

4.2.1.                     Jazz may periodically, or upon Skyworks request, not to exceed once per quarter, provide to Skyworks a projection of available capacity. The projection shall include pricing for the available process technologies. The projection shall also provide a projection of probe capacity and probe pricing.

4.2.2.                     At the time Skyworks firmly identifies a fabrication need for a semiconductor part subject to the [. . . *** . . .] of Section 4.2, Skyworks shall give [. . . *** . . .] to Jazz. Skyworks shall notify Jazz of the fabrication need using a request for quotation process, and Jazz shall respond in the time allotted in the request, and in no event less than [. . . *** . . .]. Skyworks shall notify Jazz within [. . . *** . . .] of determining that any fabrication requirement subject to the [. . . *** . . .] may be awarded to any foundry other than a Jazz facility and identify the basis for such decision [. . . *** . . .]  The [. . . *** . . .] notice shall be made by Skyworks in good faith, and be based on [. . . *** . . .] for similar volumes of such parts. Both Parties agree to operate in good faith, to make commercially reasonable efforts to resolve issues in a timely manner. The [. . . *** . . .] notice to Jazz shall include non-confidential information regarding the specific reason(s) for the [. . . *** . . .], which may include information regarding [. . . *** . . .]. Within three (3) business days of receiving such [. . . *** . . .] notice, Jazz shall either (a) [. . . *** . . .], or (b) provide Skyworks with a revised Jazz proposal to [. . . *** . . .]. If after the submission of the revised Jazz proposal, Skyworks, in good faith, determines that the revised Jazz proposal is not [. . . *** . . .], Skyworks shall notify Jazz thereof (“Second Notice”). If Jazz, in good faith, believes the revised Jazz proposal to be [. .. . *** . . .], then Jazz may request each Party’s CEO (or, if unavailable, his or her designated member of senior management) meet within ten (10) business days of the Second Notice to review the reasons for such release or termination and to allow for a final modification of the Jazz proposal. If, after the CEO meeting or upon expiration of the (10) ten business day meeting period (if no meeting has been requested), Skyworks, in its sole but good faith discretion, finds that Jazz is still not [. . . *** . . .] as set forth in Section 4.2 then [. . .. *** . . .] for that part. Skyworks acknowledges that the [. . . *** . . .] for the manufacture of the part shall be made only after [. . . *** . . .] under the terms of this Section.

4.2.3.                     If Skyworks selects Jazz for the new Wafer fabrication need, then Skyworks shall add the new part to rolling forecast and provide for a wafer volume commitment as set forth in Section 2.3.2, and Jazz shall provide a wafer capacity commitment for such part as set forth in Section 3.

5.               Pricing.

5.1.                              [. . . *** . . .] Pricing. Provided Skyworks places orders in accordance with Sections 2.1 and 2.2, then the [. . . *** . . .] pricing shall be determined as set forth in Exhibit B.

5.2.                              Existing Product Pricing(other than [. . . *** . . .]):

5.2.1.                     Basic Wafer Pricing for Existing Products through November 1, 2005. Exhibit J-1 sets forth Existing Products. Basic Wafer Pricing is exclusive of the pricing for Probe Services. Basic Wafer Pricing for an Existing Product Lot shall be the Price as set forth in Exhibit B.

5.2.2.                     Basic Wafer Pricing for Existing Products after November 1, 2005. Exhibit J-1 sets forth Existing Products. Basic Wafer Pricing is exclusive of the pricing for Probe

Services. Basic Wafer Pricing for an Existing Product Lot shall be the lower of: (1) Best Nation Pricing pursuant to Section 5.2.2.1; (2) Market Pricing pursuant to Section 5.2.2.2; or (3) the Basic Wafer Price pursuant to Exhibit B, section 2.

5.2.2.1.                                    Best Nation Pricing. Jazz agrees to provide Skyworks pricing no greater than the Best Nation Pricing defined as equal to the lowest priced customer for similar technologies and volumes.

5.2.2.2.                                    Market Pricing. Market Price may be reviewed quarterly, and will be based on (1) the lowest verified current price offered by [. . . *** . . .] for similar technologies and similar Wafer volumes; or (2) if Skyworks receives [. . . *** . . .], then the average of the verified lowest current price of [. . . *** . . .] for similar technologies and similar Wafer volumes; provided that if the lowest price of [. . . *** . . .] is [. . . *** . . .] or more below the average of [. . . *** . . .], then Market Price will be set in accordance with section (1).

5.3.                              New Product Pricing.

5.3.1.                     Basic Wafer Pricing New Products shall be all products not identified on Exhibit J. Basic Wafer Pricing is exclusive of the pricing for Probe Services. Basic Wafer Pricing for a New Product Lot shall be the lower of: (1) Best Nation Pricing pursuant to Section 5.2.2.1; (2) Market Pricing pursuant to Section 5.2.2.2; or (3) Ceiling Pricing pursuant to Section 5.3.2.

5.3.2.                     Ceiling Pricing. Exhibit B sets forth a Ceiling Price for selected process technologies in production as of the Amendment One Effective Date. The Parties agree to meet in good faith to determine a Ceiling Price for new process technologies put into production after the Amendment One Effective Date, and will update Exhibit B to add the Ceiling Price for these new process technologies.

5.4.                              Shuttle Pricing. Shuttle pricing shall be as set forth in Exhibit C.

5.5.                              Budgetary Pricing. Jazz and Skyworks shall meet in [. . . *** . . .] to review Jazz pricing issues, and Jazz will provide to Skyworks the Jazz pricing roadmap.

5.6.                              Probe Service Pricing. Probe pricing for a Wafer shall be set at of the price computed under the cost per test-hour as set forth in Exhibit D, as amended from time to time. For any probe services arranged by Jazz to be performed by a probe service provider pursuant to Section 3.5, Jazz agrees to [. . . *** . . .] the service provider to Skyworks with [. . . *** . . .].

5.7.                              Expedited Lots. Jazz shall provide, at [. . . *** . . .], expedited Lots to Skyworks based on Skyworks Wafer starts as follows:  Jazz shall provide [. . . *** . . .] not to exceed [. . . *** . . .] at any given time. In addition, Skyworks may purchase [. . . *** . . .]. Subject to availability, Skyworks may also purchase [. . . *** . . .]. Unless otherwise agreed to by the parties, no more than [. . . *** . . .] can run at any given time. Skyworks may request additional expedited Lots, either as production Lots or engineering Lots subject to availability. The price for additional expedited lots is set forth in Exhibit B.

5.8.                              Pricing set forth in this Section 5 does not include any US sales tax, but does include excise, value-added (VAT), import fees, duties, transfer, and any tax to a non-US governmental entity.

6.               Ordering Process.

6.1.                              Purchase Order. From time to time, but not later than [. . . *** . . .] prior to [. . . *** . . .], Skyworks may submit to Jazz a written purchase order. Skyworks shall issue a written Purchase Order to Jazz setting forth the specific number of fab-only Wafers needed and the specific number of fab-probe wafers needed. The Purchase Order shall specify delivery information, including ship to information and the required delivery date. The Purchase Order will order sufficient volumes to satisfy Skyworks Volume Commitment set forth in Section 2.4.

6.2.                              Order Acceptance. Jazz shall accept the Purchase Order within [. . . *** . . .], at least up to the Jazz Wafer Capacity Commitment set forth in Section 3. The acceptance shall include the original delivery commitment date for delivery of the Wafers. Amounts ordered in excess of the Jazz Wafer Capacity Commitment may be accepted at the discretion of Jazz. Once accepted, Jazz shall produce and deliver the Wafers in the volumes and within the Standard Delivery Schedule of Exhibit I, and Skyworks shall be obligated to purchase such volumes. Any order not expressly accepted or rejected by Jazz within the [. . . *** . . .] period shall be deemed accepted.

6.3.                              Cancellation. If Skyworks cancels a Purchase Order (in whole or in part) after the date the processing of such Wafers has been started, then Jazz shall not complete the Wafers and shall dispose of the cancelled Wafers according to Skywork’s instructions. Skyworks shall pay to Jazz [. . . *** . . .] for the cancelled Wafers according to the following schedule:

[. . . *** . . .]

Within [. . . *** . . .] of canceling any order, Skyworks shall increase its volume commitment only to the extent required to make up any difference between (a) the revenue Jazz received for the cancelled order and (b) the Revenue Jazz would have received for the completed order, provided Jazz makes a capacity commitment sufficient to meet such Skyworks volume commitment.

7.               Delivery. The Wafers will be delivered FOB the place of manufacturing with Title and risk of loss passing at time of delivery to the freight forwarder.

7.1.                              Delayed Wafers. The Parties acknowledge the importance of on-time delivery for Wafer requirements, and agree to cooperate to reduce any delay in delivery. In particular, Jazz agrees to make commercially reasonable efforts to escalate lots in priority to achieve the original delivery commitment as set in the Purchase Order process. Any additional costs associated with the cost of the expedited services to meet the original delivery date shall be [. . . *** . . .] and shall not delay delivery of any other Lot .

7.2.                              Credits. Except for a [. . . *** . . .] or [. . . *** . . .] Wafer, Skyworks shall receive a credit for delayed Wafers received [. . . *** . . .] or more days after the original delivery commitment date set in the Purchase Order Process. For Wafers where Jazz does not provide probe service, the delivery commitment date shall be the date the Wafers are delivered to the Probe Service or other location as specified by Skyworks in the Purchase Order for the Fab-only Wafers. The credit shall only be available for Wafers starting production on or after the Amendment One Effective Date. The credit shall be equal to a percentage of the invoice amount for the delayed wafers, as set forth below:

Wafers delivered on the [...***...] after the due date –    [...***...]%

Wafers delivered on the [...***...] after the due date –    [...***...]%

Wafers delivered on the [...***...] after the due date –    [...***...]%

Wafers delivered on the [...***...] after the due date –    [...***...]%

Wafers delivered on the [...***...] after the due date –    [...***...]%

Wafers delivered on the [...***...] after the due date –    [...***...]%

Wafers delivered on the [...***...] after the due date –    [...***...]%

Wafers delivered on the [...***...] after the due date –    [...***...]%

Wafers delivered on the [...***...] after the due date –    [...***...]%

Wafers delivered on the [...***...] after the due date –    [...***...]%

Wafers delivered on the [...***...] after the due date –    [...***...]%

Wafers delivered more than [...***...] after the due date – [...***...]%

Notwithstanding the foregoing, i) Skyworks shall have no right to any credit under this Section 7.2 if the delay in delivery was caused by changes requested by Skyworks; and ii) Skyworks, for a period of [. . . *** . . .], shall have no right to any credit for a part under this Section if Skyworks failed to maintain a loading variance equal to or less than [. . . *** . . .]% week to week.

7.3.                              Delivery Notification Prior to August 1, 2003, Jazz shall provide an automated link to Skyworks where a daily update will transfer estimated delivery dates, quantity and lot ID for all parts in process at Jazz Fabs. The updated delivery dates shall indicate on a part-by-part basis the delivery date, and the quantity for all parts in process at the Jazz Fabs.

7.4.                              Engineering Lots. For each and every engineering Lot started by Jazz as an HVL or P1 lot, produced and delivered by Jazz at the request of Skyworks, Jazz shall make and hold a backup Lot, [. . . *** . . .], like the delivered HVL or P1 Lot. Unless otherwise agreed, Jazz will start the backup Lot within [. . . *** . . .] after starting the engineering Lot. Jazz shall hold the backup Lot at Metal One for a reasonable period of time not to exceed [. . . *** . . .], and upon receipt of a PO for the purchase of the back up lot, promptly complete and deliver the lot to Skyworks. Backup lots for any production P1 lot and HVL production lot shall be by mutual agreement only.

8.               Payment.

8.1.                              Jazz shall provide an invoice for Wafers delivered and accepted pursuant to Section 7. Jazz shall also provide an invoice to Skyworks for any authorized Probe Services. Irrespective of the specific location providing the Wafers, the invoice shall be issued from a US office of Jazz to the Skyworks address listed below:

Skyworks Solutions, Inc.

20 Sylvan Road

Woburn, MA  01801

Attn:  Accounts Payable.

8.2.                              Skyworks shall pay any amount due on the invoice within [. . . *** . . .] days of the receipt of the invoice. Effective April 1, 2004, payment terms shall be [. . . *** . . .] after receipt of a proper invoice.

9.               Second Source. The Parties acknowledge that Jazz may need to provide an additional second source to its existing fabrication facilities. The Jazz Second Source shall supply Wafers at the same price, schedule, and other terms and conditions then existing at the Newport Beach Fab facility.

9.1.                              To Meet Capacity Commitments. If Jazz is unable to meet the Jazz Wafer Capacity Commitment pursuant to Paragraph 3, then Jazz shall provide for additional capacity at the

China Fab facility (the “Jazz Second Source”). Jazz shall be solely responsible for the effort and cost related to qualifying the Jazz Second Source pursuant to this Paragraph.

9.2.                              To Meet Skyworks Requirement. If Skyworks requests that Jazz obtain a second source for a particular semiconductor part to meet a Customer Qualification Requirement,  then Jazz will cooperate with Skyworks to provide another fabrication and/or probe facility to meet the Skyworks second source requirement (the “Skyworks Second Source”). Skyworks shall be solely responsible for the effort and cost related to qualifying the Skyworks Second Source pursuant to this Paragraph.

9.3.                              Qualification. The Parties will cooperate in good faith to qualify the Jazz Second Source and the Skyworks Second Source (collectively, the “Second Sources”). Qualification requirements and processes are set forth in Exhibit G. The cost of qualification will be allocated as set forth in Section 9.1 and Section 9.2.

9.4.                              New Fab Facility.

9.4.1.                     For Existing Semiconductor Parts. Jazz shall comply with the written Process Change Notification (PCN) procedure if Jazz desires to use a Jazz Second Source facility to manufacture a semiconductor part already in production at a Jazz Fab. The PCN procedure requires mutual written agreement for a part to be moved to the Jazz Second Source. Jazz shall be allowed to run following generations of a part qualified at the Jazz Second Source, provided that each of the following generations has no more than a single mask change. Jazz shall not request to move the manufacturing facility for more than one semiconductor part per month, and no more than two semiconductor parts per calendar quarter. The Jazz Second Source facility must be qualified pursuant to Section 9.3 prior to Jazz delivering any production semiconductor parts from the Jazz Second Source facility. In addition to the qualification procedures pursuant to Section 9.3, Jazz shall deliver, at least 6 months prior to delivering any production semiconductor parts from the Jazz Second Source facility, a quantity of sample parts made at the Jazz Second Source facility. The sample parts shall be in a quantity sufficient for Skyworks and Skyworks’ customer, to test and qualify the semiconductor part. Jazz agrees to cooperate with Skyworks to meet customer requests for sample parts, on-site inspections, reports, and other quality and vendor requirements. Jazz shall continue supplying a semiconductor part from an approved Jazz Fab until Skyworks approves, in writing, the use by Jazz of the Jazz Second Source facility.

9.4.2.                     For New Semiconductor Parts. Jazz will notify Skyworks, in writing, at least twelve (12) months prior to using the Jazz Second Source facility to manufacture a semiconductor part not already in production at a Jazz Fab, provided that part has been listed by Skyworks in the forecast during the preceding [. . . *** . . .] period. The Jazz Second Source facility must be qualified pursuant to Section 9.3 prior to Jazz delivering any production semiconductor parts from the Jazz Second Source facility. In addition to the qualification procedures pursuant to Section 9.3, Jazz shall deliver, at least 6 months prior to delivering any production semiconductor parts from the Jazz Second Source facility, a quantity of sample parts made at the Jazz Second Source facility, or a shorter period of time, if by mutual written agreement, or if such parts have not been forecasted for [. . . *** . . .]. The sample parts shall be in a quantity sufficient for Skyworks and Skyworks’ customer, to test and qualify the semiconductor part. Jazz agrees to cooperate with Skyworks to meet customer requests for sample parts, on-site inspections, reports, and other quality and vendor requirements. If the Jazz Second Source facility is not approved by Skyworks under this section at least four months prior to schedule first delivery of the new semiconductor part (or shorter period of time if by mutual agreement), then Jazz shall manufacture the new semiconductor part at an approved Jazz Fab. Jazz shall continue manufacturing the new semiconductor part at the approved Jazz Fab until the requirements of Section 9.4.1 are met.

9.4.3.                     Mutual Agreement. Subject to Section 9.4.1, if more than one location of the Jazz Fab are qualified for a particular semiconductor part, then Jazz may allocate production of that semiconductor part between the qualified fabs, provided Jazz gives Skyworks at least thirty (30) days notice of the change in allocation.

10.         Wafer Probe

10.1.                        Fab Only Wafer. Skyworks may purchase additional Fab Only Wafers from Jazz above the Skyworks Wafer Volume Commitment set forth in Paragraph 2.4, and at a price not to exceed the pricing set forth in Paragraph 5. The additional Wafers shall be ordered as fab-only Wafers by Skyworks without Probe Services. At Skyworks discretion and cost, Skyworks may request Jazz to provide Probe Services at a location approved by Skyworks.

10.2.                        New Probe Location. Jazz will provide Skyworks with at least a 60 day notice before changing the location where Probe Services are provided for any semiconductor part in production one year or less. Jazz shall not request to change the probe location for more than one semiconductor part per month and not more than two per quarter. Jazz will provide Skyworks with at least a 30 day notice before changing the location where Probe Services are provided for any semiconductor part in production on the Amendment One Effective Date, or any semiconductor part that has been in production for more than one year, or any semiconductor part having a established test program qualified by Skyworks. Once a part has been approved for a change in probe location, that part and generations thereof, are approved for the changed probe location.

11.         Yield

11.1.                        Yield Guarantee.

11.1.1.               Jazz shall deliver to Skyworks Wafer Lots having a Probe Yield that is [. . . *** . . .]% or higher of the Standard Yield irrespective of the provider of the Probe Services for those Wafers.

11.1.2.               For any Lot having a Probe Yield less than [. . . *** . . .]% but greater than [. . . *** . . .]% of the Standard Yield, Jazz shall deliver the failing Lot to Skyworks, and Jazz shall provide Skyworks credit of an amount equivalent to the number of wafers necessary to produce yielding die equivalent to the variance of non yielding die necessary to reach [. . . *** . . .]% of the Standard Yield  for that failing Lot. For example, a failing Lot having a Probe Yield of [. . . *** . . .]% of Standard Yield would result in Jazz providing a credit to Skyworks for the number of wafers necessary to yield the equivalent number of yielding die to achieve the Standard Yield in the failing lot. Skyworks may only use the credit against new starts for additional semiconductor parts like the parts in the failing Lot, and Jazz will make all commercially reasonable efforts to expedite [. . . *** . . .] the delivery of replacement semiconductor parts. Jazz does not guarantee, and no credit shall be issued for any yield loss related to test program updates subsequent to the establishment of Standard Yield. Test program updates that result in a yield drop below [. . . *** . . .]% of Standard Yield will result in the “resetting of the Standard Yield” and the subsequent probe yield guarantees will be reset based on the newly established Standard Yield. Only for parts not yet having an Initial Standard Yield, any yield loss for which Jazz provides credit must be mutually agreed to be a Jazz issue. If, after using reasonable commercial efforts, Jazz is unable to achieve [. . . *** . . .]% of standard yield for those failing lots, Jazz may request that Skyworks transition that part to an non-Jazz fab facility and the part and its derivatives will be added to Exhibit J-2. After a reasonable transition period, Jazz may refuse orders for such parts, and no credit will be due to Skyworks for orders placed for those parts during the transition period.

11.1.3.               For any failing Lot having a Probe Yield of [. . . *** . . .]% or less of the Standard Yield, Jazz shall scrap the failing Lot and Skyworks shall not pay for the scrapped Lot. Skyworks, at its sole discretion, may expressly accept the failing Lot in writing. If Skyworks chooses to accept the failing Lot, then Skyworks shall pay for the delivered wafers, and Jazz shall provide a credit in accordance with Section 11.1.2. At Skyworks’ request, Jazz shall make commercially reasonable efforts to expedite, [. . . *** . . .] the delivery of replacement semiconductor parts for any shortfall resulting from having a probe yield of [. . . *** . . .]% or less of the Standard Yield.

11.2.                        Escalation. Jazz and Skyworks shall cooperate to address and solve any yield issues. Escalation is intended to assure that appropriate levels of management in Jazz and Skyworks are aware of serious yield issues, and to give each Party full opportunity to cooperatively solve and cure yield issues.

11.2.1.               Supply Chain Management. Jazz and Skyworks supply chain management members shall meet promptly upon identification, by either party, of a yield issue. If within [. . . *** . . .] the supply chain management is unable to define a correction plan to the satisfaction of Skyworks, the yield issue will be escalated to senior management.

11.2.2.               Senior Management. Senior Management of Jazz and Skyworks shall meet to assure proper and necessary resources are being deployed to correct the yield issue.

11.3.                        Standard Yield Update. From time to time, Skyworks may request a standard yield update for a particular semiconductor part. Jazz shall perform the yield update on the next process run for the semiconductor part, and the updated yield information shall be used on that and subsequent production runs, until updated. The new yield value shall be the numerical average of the Probe Yield from [. . . *** . . .] sequential Lots for the semiconductor part.

11.4.                        For parts in production on the Amendment One Effective Date with known yield sensitivities (as identified in Exhibit K), the parties shall work jointly using commercially reasonable efforts to resolve all yield issues until parts have an Initial Standard Yield set. All parts, upon setting of that part’s Initial Standard Yield, shall become subject to the Yield requirements of Section 11.

12.         Intellectual Property This Amendment does not transfer to Jazz or any third party any right, title, interest or ownership rights in any Skyworks intellectual property, including, but not limited to any patents, copyrights, trademarks, trade secrets, or know how.

13.         Services.

13.1.                        Engineering Support. Jazz will provide sufficient engineering, management, process, and technical resources, [. . . *** . . .] to enhance yields and to continually improve reliability and quality, for example, by providing for additional data analysis, FA, or test support. At a minimum, Jazz shall maintain on-going engineering support commensurate with the level provided as of the Amendment One Effective Date for similar business conditions, defined by headcount (number of engineers) or better.

13.2.                        Engineering Services. Jazz will provide engineering wafer probe services in a manner consistent with the way in which such services were provided to Skyworks immediately prior to the Amendment One Effective Date. Equipment provided by Jazz in connection with such services shall include testers, probers, and other test support equipment reasonably necessary to support wafer probe services related to Skyworks’ products.

14.         Reporting.

14.1.                        All Wafers manufactured and delivered by Jazz to Skyworks shall have backward and forward trace ability sufficient to enable Jazz to identify (i) the processes and materials used in the manufacture of such Wafers; ii) the batches or Lots of such materials; and (iii) other Wafers in the same or sequential Lots. Such information shall be provided to Skyworks, upon Skyworks’ request.

14.2.                        Jazz shall provide Skyworks with the reports specified in Exhibit F in accordance with frequency or schedule set forth therein. All such reports shall be in writing and provided to Skyworks in the form specified in Exhibit F or as otherwise mutually agreed to in writing by the Parties.

15.         Confidentiality

15.1.                        Each Party agrees, for the Term of the SWKS Supply Agreement and any renewals thereof and five (5) years after its expiration or termination, not to disclose Confidential Information to any third parties, unless authorized in writing by the other Party. Each Party may disclose Confidential Information only to that Party’s employees and contractors, which shall include the China Fab and probe service provider, all hereinafter referred to as a “Recipient”, with a legitimate need to know such Confidential Information and who have the written obligations of confidentiality not to use Confidential Information for any purpose except as expressly permitted in writing by the other Party. Each Recipient with a legitimate need to know such Confidential Information shall treat the Confidential Information as a trade secret under law and shall protect the Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, disclosure, dissemination or publication of the Confidential Information as the Recipient uses to protect its own comparable Confidential Information. The foregoing prohibition on disclosure of Confidential Information shall not apply to the extent certain Confidential Information is required to be disclosed by a Party as a matter of law or by order of a court, provided that the Party provides the other Party with prior written notice of such obligation to disclose and reasonably assists in obtaining a protective order therefore. Upon termination of the SWKS Supply Agreement each Party shall deliver to the other Party any and all materials, documents or other media (whether maintained electronically or otherwise) containing Confidential Information, together with all copies thereof in whatever form. In addition to the foregoing, Jazz may only provide Skyworks Confidential Information to a China Fab or probe service provider if (i) such information that is necessary for the China Fab or probe service provider to perform its function as expressly permitted under this SWKS Supply Agreement including any amendments thereto, and (ii) such information does not contain any masks or mask set information.

15.2.                        By way of illustration, but not limitation, Confidential Information may include tangible or oral disclosures relating to: (a) designs, tests, masks, and processes of either Party; (b) information regarding either Party’s plans for research, development, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers; and (c) information regarding the skills and compensation of either Party’s employees; and price, delivery, volumes, capacity, forecasts, yield information, and performance information.

15.3.                        Masks. Without prior written consent from Skyworks, all masks that are created or used in the manufacture of any Skyworks part at any Jazz Fab shall be made in the United States, and only finished masks shall be transferred to any Jazz Fab outside the United States.

15.4.                        Process Qualification. In the event that Jazz requests and Skyworks agrees to participate in the qualification of any Process at a site other than Newport Beach, Jazz and Skyworks shall enter into a separate written agreement regarding the use of any Confidential Information in the qualification process.

16.         Representations and Warranties.

16.1.                        Each Party warrants to the other that, as of the Amendment One Effective Date;

16.1.1.               it has the authority to enter into this Amendment One;

16.1.2.               it is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to carry on its business as it is now being conducted;

16.1.3.               this Amendment One constitutes a valid and binding obligation of each Party to the other, enforceable against each respective Party in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, or similar laws now or hereafter in effect relating to creditors’ rights; and

16.1.4.               neither the execution, delivery and performance of this Amendment One nor the consummation of the transactions contemplated hereby violate any provision of the charter or organizational documents of such Party or any applicable law, regulation, decree, judgment, or order of any regulatory government agency, or any court of competent jurisdiction, or violate, conflict or interfere with the terms of any agreement binding upon such Party.

16.2.     Use of Third Party Information. Each Party warrants to the other that it will not knowingly use the confidential or proprietary information of third parties to perform its respective development obligations under the SWKS Supply Agreement.

17.       Term and Termination.

17.1.                     Term. The SWKS Supply Agreement shall terminate on March 30, 2007, unless otherwise terminated as set forth herein.

17.2.                     Term Extension. The Term of the SWKS Supply Agreement may be extended only by mutual written consent of the Parties. The Parties agree to meet before [. . . *** . . .] for a period not to exceed [. . . *** . . .], to discuss extending the SWKS Supply Agreement. Either Party may refuse to extend the SWKS Supply Agreement for any reason or no reason.

17.3.                     Survival. Sections 8, 12, 15, 16, 18.3 of this Amendment One shall survive any termination of the SWKS Supply Agreement.

18.       Miscellaneous

18.1.                        Entire Agreement. The SWKS Supply Agreement, this Amendment One and the Exhibits attached hereto contain the full and complete understanding and agreement between the parties relating to the subject matter hereof and supersede all prior and contemporary understandings and agreements, whether oral or written, relating to such subject matter.

18.2.                        Notice. Any and all notices permitted or required to be given hereunder shall be deemed duly given: (i) upon actual delivery, if delivery is by hand; or (ii) upon delivery if by overnight courier. Each such notice shall be sent to the respective party at the address indicated below or to any other address that the respective parties may designate from time to time in accordance with this section.

If to Skyworks: Skyworks Solutions, Inc.

5221 California Ave.
P.O. Box 57095, Mail Code 41-1
Irvine, CA 92619-7095
Attn: Skyworks Director of External Sourcing
Fax: (949) 231-3206

With a copy to the Director, Business Affairs as the same address
Fax: 949/231-3206

If to Jazz:	Jazz Semiconductor
4321 Jamboree Road
Newport Beach, CA 92630
Attn: Jazz Director Business Development
Fax:

With a copy to:

Jazz Semiconductor
C/o The Carlyle Group
101 S. Tryon Street, 25th Floor
Charlotte, NC 28280
Attn: Claudius E. Watts, IV
Telecopy: (704) 632-0299

18.3.                        Export. Jazz and Skyworks shall comply with all United States, foreign and local laws and regulations that apply to the SWKS Supply Agreement as Amended, including, without limitation, export control laws and regulations.

18.4.                        Exhibits. The following exhibits are incorporated herein by this reference as if fully set forth herein:

Exhibit A:  Standard Yield For Semiconductor Parts In Current Production

Exhibit B:  Wafer Pricing

Exhibit C:  Shuttle Pricing

Exhibit D:  Probe Pricing

Exhibit E:  Qualification Cooperation Requirements

Exhibit F:  Reports

Exhibit G:  Quality Specification

Exhibit H:  Selected Sections from the Conexant-Jazz Agreement

Exhibit I:    Standard, P1, and HVL Cycle Times

Exhibit J:    List of Parts

Exhibit K:   Parts with known Yield Issues

Exhibit L:   Initial Skyworks Forecast

Exhibit M:  Initial Capacity Commitment

Exhibit N:  [. . . *** . . .] Royalty Terms

Exhibit O:  Portions of the SWKS Supply Agreement Identified for Section 18.7.4

18.5.                        Counterparts. This Amendment One may be executed in one or more counterparts and by exchange of signed counterparts transmitted by facsimile, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same original instrument.

18.6.                        [. . . *** . . .] Royalty Payments. Jazz shall be solely responsible for the [. . . *** . . .] royalty payments for [. . . *** . . .] products manufactured at Jazz Fabs accruing from and after the Amendment One Effective Date. The royalty terms are attached as Exhibit N.

18.7.                        Interpretation

18.7.1.               Except as provided for in this Section 18.7, the terms and conditions of the SWKS Supply Agreement shall remain unchanged and in full force and effect.

18.7.2.               Where the terms of this Amendment One and the terms of the SWKS Supply Agreement are in inconsistent, the terms of this Amendment One shall govern.

18.7.3.               Where this Amendment One provides a new term in conflict with a term defined in the SWKS Supply Agreement the SWKS Supply Agreement shall be interpreted in a manner that gives full meaning and effect to the new term .

18.7.4.               The Sections of the SWKS Supply Agreement set forth in Exhibit O are of no further force and effect after the Amendment One Effective Date, and this Amendment One governs as to that subject matter.

IN WITNESS WHEREOF, this Amendment One has been executed by the duly authorized representatives of the Parties whose signatures appear below.

SKYWORKS SOLUTIONS, INC.			JAZZ SEMICONDUCTOR

Signed:	\s\ Kevin Barber	Signed:	\s\ Shu Li

Name:	Kevin Barber	Name:	Shu Li

Title:	S.V.P. Operations	Title:	CEO & President

Date:	5/2/03	Date:	5-03-03

EXHIBIT A

Standard Yield for Semiconductor Parts Currently in Production

[. . . *** . . .]

EXHIBIT B

WAFER PRICING

1.               [. . . *** . . .]

a.               [. . . *** . . .] pricing for the [. . . *** . . .] product run at Newport Beach is [. . . *** . . .] per [. . . *** . . .].

b.              [. . . *** . . .] pricing for [. . . *** . . .] products run at Newport Beach or [. . . *** . . .] is [. . . *** . . .] per [. . . *** . . .].

c.               [. . . *** . . .] pricing or [. . . *** . . .] Pricing for other [. . . *** . . .] Product run at [. . . *** . . .] will receive wafer discounts below:

[. . . *** . . .]

d.              The [. . . *** . . .] pricing for [. . . *** . . .] products set forth above includes the cost for probe services

e.               Should Jazz and [. . . *** . . .] reach further pricing reductions, Jazz shall share such reductions with Skyworks at an allocation to be mutually agreed upon.

2.               Existing Product Pricing:  Wafer Pricing is exclusive of the pricing for Probe Services.

a.               All Existing Products other than [. . . *** . . .]

i.      Prices:

Pricing is Fab Only

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

Subject to availability, P1 lot charges shall not exceed [. . . *** . . .] X of the Wafer Price, and HVL charges shall not exceed [. . . *** . . .] X of the wafer price.

b.              [. . . *** . . .] Pricing

i.      Prices:

Fab Pricing Only	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]
Basic/Contract Price [...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]		[...***...]	[...***...]	[...***...]	[...***...]

[...***...]
Basic/Contract Price [...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]		[...***...]	[...***...]	[...***...]	[...***...]

[. . . *** . . .]

Credits:    From the Amendment One Effective Date and until [. . . *** . . .], Skyworks shall receive credits for any payments for existing [. . . *** . . .] product as set forth below.

[. . . *** . . .]

3.               Ceiling Pricing for new products within selected process technologies not in production as of the Amendment One Effective Date

Pricing is Fab Only	Ceiling Price
[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price [...***...]	[...***...]
[...***...]	[...***...]

[...***...]
Basic/Contract Price [...***...]	[...***...]
[...***...]	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

[...***...]
Basic/Contract Price	[...***...]

Wafer Rework Pricing. Skyworks shall reimburse Company for any rework requested by Skyworks in an amount determined by multiplying the applicable Contract or Basic Price for the completed Wafers times a ratio determined by dividing the number of additional Moves required as a result of such rework by the total number of moves required for processing the Wafer.

EXHIBIT C

Shuttle Pricing

Technology	Maximum Price per Tile
[. . . *** . . .]	[. . . *** . . .]
[. . . *** . . .]	[. . . *** . . .]
[. . . *** . . .]	[. . . *** . . .]

Notes:

1)              [. . . *** . . .] incurs additional fee of $[. . . *** . . .] per wafer

2)              Additional wafers subject to availability and incur additional fees

3)              Purchase Orders & FSRF’s (Foundry Service Request Forms) must be submitted prior to tape-in date

4)              Shuttle/MPW (Multiple Project Wafer) schedule to be updated and communicated to Skyworks quarterly

EXHIBIT D

Production & Engineering Probe Pricing

Probe Pricing:

Test Platform	Production Rates	Engineering Rates
Catalyst	[. . . *** . . .]	[. . . *** . . .]
Trillium	[. . . *** . . .]	[. . . *** . . .]
Synchro	[. . . *** . . .]	[. . . *** . . .]

Probe Card & Probe Card Services:

To be quoted on a case by case basis.

Terms:

1)              All wafers manufactured at Jazz Semiconductor that require probe are to be probed by or managed by Jazz in accordance with Section 3.5.

2)              Minimum guaranteed Engineering hours for the Catalyst probe station is [. . . *** . . .] hours. Additional hours may be purchased subject to mutual agreement.

3)              The Production Rates listed above apply to all Jazz locations, [. . . *** . . .]

4)              Catalyst test stations owned by Skyworks shall remain under the same relocation restrictions per the SWKS Supply Agreement.

5)              The terms of this Probe Pricing Exhibit shall be in effect for [. . . *** . . .] after the Amendment One Effective Date, and shall automatically renew for additional [. . . *** . . .] terms for the length of this SWKS Supply Agreement unless a party requests this Probe Pricing Exhibit be re-negotiated. Any renegotiated Probe Pricing Exhibit shall be upon mutual agreement, and the failure to renegotiate this Probe Pricing Exhibit shall not affect the enforceability of any other term of this Amendment One.

6)              The rates in the table above are [. . . *** . . .] rates only for [. . . *** . . .].

EXHIBIT E

Qualification Cooperation Requirements

[…***…]

EXHIBIT F

Reporting

Jazz shall prepare and provide the following reports to Skyworks. Such reports shall be comparable in form, substance, and content to those reports prepared by the Newport Beach Fab as of the Amendment One Effective Date and shall be provided in accordance with the schedule and in the form specified below:

1.              Work in process (WIP) reports – daily; electronic form

2.              E-Test (WAT/PCM) data – upon request; electronic form

3.              In-line control data – upon request; electronic or paper form

4.              Yield trend charts – upon request; electronic or paper form

5.              On-time delivery report – quarterly; electronic form

6.              Commitment to forecast – monthly; electronic form

7.              Capacity availability – quarterly; electronic form

8.              Probe data – upon request; electronic or paper form

9.              Test data – upon request; electronic form

10.       SPC (Cp/Cpk) data for key nodes – upon request; electronic form

11.       Scrap Report — monthly; electronic form

12.       Engineering Lot (e-lot) Inventory Report — monthly; electronic form

13.       Cycle Time Report — monthly; electronic form

EXHIBIT G

Quality Specifications

1.0 Purpose:

This document describes the wafer and product level reliability testing procedures to qualify a new process at Jazz Semiconductor. Wafer level reliability testing for the purposes of monitoring and improving release process is included.

2.0 Scope:

The requirements and procedures herein apply to the [. . . *** . . .] and [. . . *** . . .] process qualifications at the Jazz fabrication facility.

[. . . *** . . .]

EXHIBIT H

Selected Sections from the CNXT Supply Agreement

2.1 (f) Purchases for Certain Entities. Company agrees that Conexant, as agent, may place orders for any Conexant Spin-Off or Conexant Affiliate, under the same terms and conditions for Wafers established under this Supply Agreement. The Parties acknowledge and agree that at any time after a Conexant Spin-off commences operations as a separate legal entity, (1) Conexant may partition the Wafer Volume Commitments between Conexant and Conexant Spin-offs, assuring that the total volume meets the total Wafer Volume Commitment; (ii) Conexant and Conexant Spin-offs may partition Wafer Credits between them, provided that the total number of Wafer Credits held by Conexant and all Conexant Spin-offs will not exceed the original number of Wafer Credits and (iii) each Conexant Spin-off (a “Participating Spin-off’) may enter into a separate agreement with Company containing all of the terms and conditions of this Supply Agreement, in which case the Participating Spin-off will order Wafers directly from Company. Company will have the right to review the allocation of Wafer Volume Commitments, Wafer Credits, and other rights hereunder partitioned and assigned to each Participating Spin-off; and Conexant will work in good faith with Company to resolve any reasonable objections that the Company may have to such allocation. If Conexant and Participating Spin-offs partition Wafer Volume Commitments as set forth above, the determination of whether the Wafer Volume Commitment is Met will be determined on a collective basis, and no additional payments to meet the Wafer Volume Commitment will be due to Company if the total number of Wafers purchased by Conexant and Participating Spin-offs is sufficient to meet or exceed the applicable Wafer Volume Commitment. Conexant will remain responsible to Company for satisfaction of Wafer purchase and payment obligations hereunder regardless of whether it is Conexant itself or a Participating Spin-off that fails to satisfy any such obligations. In the event that a third party acquires any Participating Spin-off, its business, or all or substantially all of its assets, then such third party may only assume the rights of Participating Spin-offs hereunder with respect to Wafer types of such Participating Spin-off that have been manufactured or are under development by the Newport Beach Fab at the time of such acquisition.

EXHIBIT I

Current Standard, P1, and HVL Cycle Times

[. . . *** . . .]

EXHIBIT J

List of Parts

[. . . *** . . .]

EXHIBIT K

Parts with Known Yield Issues

Parts in production on the Amendment One Effective Date with known yield sensitivies due to design/process interactions and reduced marginality.

[. . . *** . . .]

EXHIBIT L

Initial Skyworks Forecast

[. . . *** . . .]

EXHIBIT M

Initial Jazz Capacity Commitment

EXHIBIT N

Skyworks [. . . *** . . .] Royalty Terms

Except from the [. . . *** . . .]  as assumed by Skyworks:

[. . . *** . . .]

EXHIBIT O

Portions of the SWKS Supply Agreement Identified for Section 18.7.4

Section 1.2	Basic Price
Section 1.6	Current Average Probe Yield
Section 1.18	Planning Yield Assumption
Section 1.20	Probe Yield
Section 1.31	Uncommitted Available Capacity
Section 2.1(a)	Volume Commitments
Section 2.1(b)	Segments 1 Through 6
Section 2.1(d)	Requirements in Excess of the Wafer Volume Commitment
Section 3.2	Forecast
Section 3.3 (a)	Purchase Order
Section 3.3(c)	Reserved SiGe Wafers
Section 3.4	Acceptance and Acknowledgement
Section 3.5	Wafer Lot Expedites
Section 3.7(c)	Cancellation after Process Start
Section Of Section 6(a) Wafers, only the sentence: “In Segments ... in all invoices.”
Section 6(b)	Probe Services and Re-probe Services
Section 6.3	Taxes
Section 8.2	Process Failure
Section 13.9	Notices